UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 22, 2026

AH REALTY TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-35908	46-1214914
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4605 Columbus St.		,
Virginia Beach	,	Virginia	23462
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code: (757) 366-4000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	AHRT	New York Stock Exchange
6.75% Series A Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value per share	AHRTPrA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets

As previously disclosed, on March 13, 2026, AH Realty Trust, Inc. (the “Company”) entered into a purchase and sale agreement with an unrelated third party to sell 11 of the Company’s 14 multifamily properties for an aggregate purchase price of approximately $562.0 million (the “Multifamily Disposition”).

On May 20, 2026, the Company completed the disposition of nine of 11 properties to be sold pursuant the Multifamily Disposition for aggregate proceeds of approximately $485.0 million (the “First Closing”). The First Closing consisted of the disposition of the following properties: (1) Encore Apartments, (2) The Cosmopolitan, (3) Allied | Harbor Point, (4) 1405 Point, (5) 1305 Dock Street, (6) Chronicle Mill Apartments, (7) Chandler Residences, (8) The Edison and (9) Liberty Apartments.

The Company expects to complete the disposition of Greenside Apartments by the end of 2026 and the disposition of Premier Apartments by mid-2027. There can be no assurance that the Company will complete the Second Closing on the timeline described herein or at all, or that the Company will realize the expected benefits of the Multifamily Disposition in part or at all. For additional information regarding the Multifamily Disposition, see the Current Report on Form 8-K previously filed by the Company on March 16, 2026.

Item 7.01 Regulation FD Disclosure.

On May 13, 2026, the Company issued a press release announcing the First Closing. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in Item 7.01 (including Exhibit 99.1 attached hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly provided by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(b) Pro forma financial information
The pro forma financial information of the Company required pursuant to Article 11 of Regulation S-X is attached as Exhibit 99.2 hereto and is incorporated by reference herein.
(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated May 13, 2026, issued by AH Realty Trust, Inc.
99.2	Unaudited pro forma financial information for AH Realty Trust, Inc. for the year ended December 31, 2025 and the three months ended March 31, 2026
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AH REALTY TRUST, INC.

Date: May 22, 2026	By:	/s/ Matthew Barnes-Smith
Matthew Barnes-Smith
Chief Financial Officer and Treasurer